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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through December 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                    Pioneer Core
                    Equity Fund

                    (Formerly Pioneer Value Fund,
                    See "Note to Shareholders" on Page 4 for more information.)

--------------------------------------------------------------------------------
                    Annual Report | December 31, 2013
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A   PIOTX
                    Class B   PBOTX
                    Class C   PCOTX
                    Class Y   PVFYX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      42

Approval of Investment Advisory Agreement                                    44

Trustees, Officers and Service Providers                                     48

                           Pioneer Core Equity Fund | Annual Report | 12/31/13 1

President's Letter

Dear Shareowner,

When we look into 2014, we foresee U.S. economic growth matching or exceeding 2013 levels. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy, continuing economic improvement in Japan, and a "soft landing" of 7% growth in China appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation, making it possible for the Federal Reserve (the Fed) to continue its accommodative monetary policies.

After observing the strengthening economic trends, the Fed decided in December 2013 to start scaling back its QE (quantitative easing) program, but also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains high.

The U.S. government's partial shutdown in October 2013 rattled the markets to a degree, but does not appear to have had a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to defuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of infighting in Washington and wary of the risks the policy uncertainty caused.

There are certainly risks and uncertainties facing the global economy as we head into 2014. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad and the aforementioned political fights at home. While most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Core Equity Fund | Annual Report | 12/31/13

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer Core Equity Fund | Annual Report | 12/31/13 3

Portfolio Management Discussion | 12/31/13

Note to Shareholders: Effective June 7, 2013, Pioneer Research Fund ("the predecessor fund") reorganized with Pioneer Value Fund. As a result of the reorganization, Pioneer Value Fund was renamed Pioneer Core Equity Fund. The investment strategies, performance and financial history, benchmark, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Research Fund.

The domestic equity market delivered robust returns in 2013, as investors bid higher the prices of stocks they believed would benefit from continued growth in an improving economy spurred in part by highly supportive monetary policy from the U.S. Federal Reserve (the Fed). In the following interview, Paul Cloonan and John Peckham discuss the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during 12-month period ended December 31, 2013. Mr. Cloonan, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, and Mr. Peckham, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended December 31, 2013?

A Pioneer Core Equity Fund's Class A shares returned 31.02% at net asset value during the 12-month period ended December 31, 2013, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 32.37%. During the same period the average return of the 1,559 mutual funds in Morningstar's Large Blend Funds category was 31.50%, and the average return of the 918 mutual funds in Lipper's Large Cap Core Funds category was 31.34%.

Q How would you describe the investment environment for domestic equities during the 12-month period ended December 31, 2013?

A The 12-month period was a very good one for domestic stocks. The U.S. economy continued to grow steadily, albeit relatively slowly, with the job market registering gains and the housing industry rebounding. Meanwhile, the Fed maintained monetary policies designed to stimulate job growth and lending by holding down short-term interest rates in an environment of subdued inflation and continuing its quantitative easing (QE) bond-purchasing program. Corporate earnings growth was encouraging, although unspectacular. Near the end of the 12-month period, investors also grew less concerned about the effects of partisan political disputes in Washington over national economic policy after lawmakers reached two bipartisan agreements: one in October which raised the country's debt ceiling and ended the partial government shutdown, and another in December which

4 Pioneer Core Equity Fund | Annual Report | 12/31/13 established top-line Federal spending levels for the next two fiscal years. Meanwhile, worries about the effects of international factors on the economy abated, despite volatility in the emerging markets, as the European economy seemed to have finally turned a corner from recession and China appeared to have avoided a "hard landing" for its economy.

    The U.S. stock market soared during the course of the 12-month period, with 23 of the 24 industry groups in the S&P 500 gaining 10% or more. The consumer discretionary sector led the charge as rising consumer spending helped fuel gains by many retailers, led by the stellar performance of stocks such as internet companies Amazon.com and Netflix, and store-based chains such as Ross Stores and TJX. Meanwhile, home improvement chains Home Depot and Lowe's benefited both from increased consumer spending and the recovery in the housing market. The period also saw turnarounds of some once-troubled national retailers, such as Best Buy. Within the consumer discretionary group, media stocks made big gains, helped by disciplined company managements who were able to take advantage of rising advertising spending and growing demand for programming as well as content across a number of distribution channels.

    Stocks in the financials sector also produced solid gains during the year, especially life insurance companies, which rebounded primarily with the help of rising stock prices in their investment portfolios. A steepening of the yield curve, which reflects the difference between short-term and long-term interest rates and slopes upward - or steepens - when long-term rates rise and short-term rates remain low, also helped improve the profits of banks and capital market-oriented firms in the financials sector during the period, as those institutions can charge higher interest rates on the longer-term loans they issue when yields on the longer end of the curve are rising, while paying out less interest on short-term deposits received. Nevertheless, some companies in the sector struggled, with real estate investment trusts (REITs) turning in the poorest performance in the S&P 500 during the period. REITs were hampered by rising longer-term interest rates, which increased borrowing costs.

Q What types of investments tended to detract from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2013?

A The Fund's slight underperformance of the S&P 500 during the period derived mainly from stock selection results in the consumer staples, financials and information technology sectors.

    Several portfolio investments in the consumer staples group underperformed the market, holding back the Fund's relative performance. One notable disappointment in the sector was a position in Constellation Brands, a global wine-and-spirits distribution company. Constellation's share price declined

                           Pioneer Core Equity Fund | Annual Report | 12/31/13 5 amid early concerns that the company's stake in the U.S. distribution rights for Corona Beer could be harmed by a potential anti-trust action by the U.S. Justice Department. We sold the stock, but it subsequently recovered after Constellation Brands was able to realize several benefits from a settlement of the issue. We also sold the Fund's position in Coca-Cola FEMSA, the Mexican bottling company with rights to Coca-Cola, after its stock underperformed early in the fiscal year. Nevertheless, the investment was a significant longer-term winner for the Fund.

    The major factor holding back the Fund's relative results in the financials sector was stock selection in REITs. While the portfolio's underweighted position in REITs aided performance, security selection proved disappointing. One such example was a holding in American Campus Communities, a REIT that invests in college dormitories, which lagged during the period when its lease occupancy rates fell short of expectations.

    In information technology, the Fund's position in data storage specialist EMC underperformed, despite decent earnings reports. In an environment hampered by weak overall corporate spending in the information technology sector, EMC's share price also was held back by concerns about the potential effects of cloud computing on the company's business. EMC also has to deal with emerging new challengers in the data storage and protection areas, notably retailer Amazon.com, which outsources data services to other companies. We have retained the Fund's investment in EMC, however, as we believe the company is well positioned to compete over the longer term. Another technology company in the portfolio that underperformed during the period was Maxim Integrated Products, a semiconductor company that had disappointing orders from Samsung, a major customer. We liquidated the Fund's position.

Q What types of investments had the greatest positive effects on the Fund's benchmark-relative performance during the 12-month period ended December 31, 2013?

A Investments in the health care, consumer discretionary and telecom services sectors contributed substantially to the Fund's performance during the period.

    Within health care, a portfolio focus on larger biotechnology firms proved successful. We have had an emphasis on biotechnology companies in the portfolio for several years, and that group delivered big gains for the Fund during the 12-month period as company development pipelines delivered new drug therapies for major markets. A position in Gilead Sciences, which has developed products for treating Hepatitis C and HIV infections, was a significant contributor to the Fund's returns, as was Celgene, which reported promising results in the development of cancer therapies, including blood cancer drugs.

6 Pioneer Core Equity Fund | Annual Report | 12/31/13

    In the consumer discretionary sector, notable contributions to the Fund's performance came from two restaurant chains: Chipotle Mexican Grill and Starbucks. Chipotle enjoyed impressive growth in both same-location sales and new restaurants, while at the same time improving its profit margins. We sold the Fund's position and took profits after the stock appreciated significantly. Starbucks, meanwhile, expanded its beverage and food offerings and continued to grow steadily, both domestically and internationally, during the 12-month period.

    In telecom services, the Fund's investments in Verizon and U.K.-based Vodafone both posted significant gains during the 12-month period. Vodafone's share price gained in value as the company restructured its operations in Europe, while announcing plans to sell its interest in Verizon Wireless to Verizon in the United States. Verizon, meanwhile, continued to generate solid earnings growth.

    The top individual contributor to Fund performance during the period was a position in internet company Yahoo!, which had fallen into disfavor earlier. Yahoo's share price increased as a new chief executive began repositioning the company and investors saw opportunity to gain greater value from its operations in China and in Japan.

Q   What is your investment outlook?

A Our investment style remains focused on individual stock research and selection; that is, finding good companies in which to invest the Fund's assets. We believe that over the long run, this focus on fundamental research of individual companies will lead to solid investment results across the business cycle, and in a variety of market conditions.

    We do believe, however, that 2014 has the potential to offer new opportunities, even after the very strong equity market performance in 2013. New money continues to flow into the equity market, and we expect that economic growth in the United States should continue to strengthen, thus supporting corporate earnings growth. International factors that can sometimes impinge on the domestic economy also appear to have improved:
    Europe's economy has stabilized, while fears about the effects of a downturn in China's economy appear to have waned.

    To be sure, challenges to both the domestic and European economies remain. In addition, the emerging markets, which remain an important part of the global economy, could continue to be volatile if capital flows to developing nations decline. Nevertheless, we are positive about potential investment opportunities in the coming year.

                           Pioneer Core Equity Fund | Annual Report | 12/31/13 7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Core Equity Fund | Annual Report | 12/31/13

Portfolio Summary | 12/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        94.4%
International Common Stocks                                                4.2%
Depositary Receipts for International Stocks                               1.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    18.6%
Financials                                                                16.4%
Health Care                                                               14.5%
Consumer Discretionary                                                    12.3%
Industrials                                                               10.0%
Energy                                                                     9.9%
Consumer Staples                                                           9.4%
Materials                                                                  3.5%
Telecommunication Services                                                 2.9%
Utilities                                                                  2.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  Apple, Inc.                                                           4.33%
--------------------------------------------------------------------------------
 2.  Exxon Mobil Corp.                                                     3.63
--------------------------------------------------------------------------------
 3.  Google, Inc.                                                          3.26
--------------------------------------------------------------------------------
 4.  Microsoft Corp.                                                       2.87
--------------------------------------------------------------------------------
 5.  Citigroup, Inc.                                                       2.45
--------------------------------------------------------------------------------
 6.  Johnson & Johnson, Inc.                                               2.41
--------------------------------------------------------------------------------
 7.  Pfizer, Inc.                                                          2.11
--------------------------------------------------------------------------------
 8.  The Walt Disney Co.                                                   1.95
--------------------------------------------------------------------------------
 9.  The PNC Financial Services Group, Inc.                                1.84
--------------------------------------------------------------------------------
10.  Honeywell International, Inc.                                         1.83
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                           Pioneer Core Equity Fund | Annual Report | 12/31/13 9

Prices and Distributions | 12/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                     12/31/13*                  12/31/12*
--------------------------------------------------------------------------------
              A                        $15.70                     $12.06
--------------------------------------------------------------------------------
              B                        $14.32                     $11.04
--------------------------------------------------------------------------------
              C                        $14.19                     $10.93
--------------------------------------------------------------------------------
              Y                        $15.85                     $12.17
--------------------------------------------------------------------------------

Distributions per Share: 1/1/13- 12/31/13*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment        Short-Term        Long-Term
            Class             Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
              A               $0.0942             $   --            $   --
--------------------------------------------------------------------------------
              B               $    --             $   --            $   --
--------------------------------------------------------------------------------
              C               $    --             $   --            $   --
--------------------------------------------------------------------------------
              Y               $0.1420             $   --            $   --
--------------------------------------------------------------------------------

* The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization.

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Core Equity Fund | Annual Report | 12/31/13

Performance Update | 12/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          Net Asset          Public Offering
Period                    Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                   7.97%              7.33%
5 Years                   17.72              16.34
1 Year                    31.02              23.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                           1.06%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Pioneer Core         Standard & Poor's
                          Equity Fund          500 Index
12/31/2003                $  9,425             $ 10,000
12/31/2004                $ 10,493             $ 11,087
12/31/2005                $ 11,248             $ 11,632
12/31/2006                $ 12,948             $ 13,467
12/31/2007                $ 13,852             $ 14,206
12/31/2008                $  8,973             $  8,951
12/31/2009                $ 11,585             $ 11,321
12/31/2010                $ 13,390             $ 13,029
12/31/2011                $ 13,520             $ 13,301
12/31/2012                $ 15,482             $ 15,427
12/31/2013                $ 20,284             $ 20,421

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 11

Performance Update | 12/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If            If
Period                    Held          Redeemed
--------------------------------------------------------------------------------
10 Years                   7.00%         7.00%
5 Years                   16.63         16.63
1 Year                    29.73         25.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                          Gross         Net
--------------------------------------------------------------------------------
                           2.94%        2.15%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Pioneer Core         Standard & Poor's
                          Equity Fund          500 Index
12/31/2003                $ 10,000             $ 10,000
12/31/2004                $ 11,051             $ 11,087
12/31/2005                $ 11,736             $ 11,632
12/31/2006                $ 13,383             $ 13,467
12/31/2007                $ 14,206             $ 14,206
12/31/2008                $  9,116             $  8,951
12/31/2009                $ 11,667             $ 11,321
12/31/2010                $ 13,357             $ 13,029
12/31/2011                $ 13,372             $ 13,301
12/31/2012                $ 15,167             $ 15,427
12/31/2013                $ 19,677             $ 20,421

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class B shares of the Fund is the performance of Class B shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Annual Report | 12/31/13

Performance Update | 12/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If            If
Period                    Held          Redeemed
--------------------------------------------------------------------------------
10 Years                   7.03%         7.03%
5 Years                   16.63         16.63
1 Year                    29.81         29.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                           2.13%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Pioneer Core         Standard & Poor's
                          Equity Fund          500 Index
12/31/2003                $ 10,000             $ 10,000
12/31/2004                $ 11,059             $ 11,087
12/31/2005                $ 11,741             $ 11,632
12/31/2006                $ 13,390             $ 13,467
12/31/2007                $ 14,220             $ 14,206
12/31/2008                $  9,141             $  8,951
12/31/2009                $ 11,693             $ 11,321
12/31/2010                $ 13,391             $ 13,029
12/31/2011                $ 13,406             $ 13,301
12/31/2012                $ 15,198             $ 15,427
12/31/2013                $ 19,729             $ 20,421

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 13

Performance Update | 12/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2013)
--------------------------------------------------------------------------------
                          If            If
Period                    Held          Redeemed
--------------------------------------------------------------------------------
10 Years                   8.26%         8.26%
5 Years                   18.05         18.05
1 Year                    31.49         31.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                           0.92%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Pioneer Core         Standard & Poor's
                          Equity Fund          500 Index
12/31/2003                $  5,000,000         $  5,000,000
12/31/2004                $  5,573,478         $  5,543,709
12/31/2005                $  5,983,133         $  5,815,782
12/31/2006                $  6,897,984         $  6,733,574
12/31/2007                $  7,419,522         $  7,103,218
12/31/2008                $  4,825,853         $  4,475,720
12/31/2009                $  6,247,679         $  5,660,505
12/31/2010                $  7,240,590         $  6,514,343
12/31/2011                $  7,327,651         $  6,650,334
12/31/2012                $  8,413,007         $  7,713,571
12/31/2013                $ 11,062,635         $ 10,210,582

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on August 11, 2004, reflects the NAV performance of the predecessor fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares of the predecessor fund prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Annual Report | 12/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from July 1, 2013, through December 31, 2013.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 7/1/13
--------------------------------------------------------------------------------
Ending Account Value            $1,172.12    $1,165.17    $1,166.94    $1,174.96
(after expenses)
on 12/31/13
--------------------------------------------------------------------------------
Expenses Paid                   $    5.42    $   11.73    $   10.49    $    4.11
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.99%, 2.15%, 1.92%, and 0.75% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 7/1/13
--------------------------------------------------------------------------------
Ending Account Value            $1,020.21    $1,014.37    $1,015.53    $1,021.42
(after expenses)
on 12/31/13
--------------------------------------------------------------------------------
Expenses Paid                   $    5.04    $   10.92    $    9.75    $    3.82
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.99%, 2.15%, 1.92%, and 0.75% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Annual Report | 12/31/13

Schedule of Investments | 12/31/13

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             ENERGY -- 9.9%
             Oil & Gas Equipment & Services -- 0.8%
   250,137   Halliburton Co.                                      $   12,694,453
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 4.6%
   591,900   Exxon Mobil Corp.                                    $   59,900,280
   171,145   Occidental Petroleum Corp.                               16,275,890
                                                                  --------------
                                                                  $   76,176,170
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.3%
   151,300   Apache Corp.                                         $   13,002,722
   265,700   ConocoPhillips, Inc.                                     18,771,705
    75,500   EOG Resources, Inc.                                      12,671,920
   299,654   Marathon Oil Corp.                                       10,577,786
                                                                  --------------
                                                                  $   55,024,133
--------------------------------------------------------------------------------
             Oil & Gas Refining & Marketing -- 1.2%
   217,584   Marathon Petroleum Corp.                             $   19,958,980
                                                                  --------------
             Total Energy                                         $  163,853,736
--------------------------------------------------------------------------------
             MATERIALS -- 3.5%
             Commodity Chemicals -- 1.4%
   280,900   LyondellBasell Industries NV                         $   22,550,652
--------------------------------------------------------------------------------
             Fertilizers & Agricultural Chemicals -- 1.2%
   176,320   Monsanto Co.                                         $   20,550,096
--------------------------------------------------------------------------------
             Specialty Chemicals -- 0.9%
   149,475   Ecolab, Inc.                                         $   15,585,758
                                                                  --------------
             Total Materials                                      $   58,686,506
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 7.9%
             Aerospace & Defense -- 3.0%
   331,400   Honeywell International, Inc.                        $   30,280,018
   175,771   United Technologies Corp.                                20,002,740
                                                                  --------------
                                                                  $   50,282,758
--------------------------------------------------------------------------------
             Building Products -- 0.0%+
         1   Allegion Plc                                         $           44
--------------------------------------------------------------------------------
             Electrical Components & Equipment -- 1.6%
   353,400   Eaton Corp., Plc                                     $   26,900,808
--------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 0.9%
    98,153   Cummins, Inc.                                        $   13,836,628
--------------------------------------------------------------------------------
             Industrial Machinery -- 2.4%
   315,934   Ingersoll-Rand Plc                                   $   19,461,534
   158,000   Parker Hannifin Corp.                                    20,325,120
                                                                  --------------
                                                                  $   39,786,654
                                                                  --------------
             Total Capital Goods                                  $  130,806,892
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 17

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             TRANSPORTATION -- 2.1%
             Air Freight & Logistics -- 0.8%
    92,010   FedEx Corp.                                          $   13,228,278
--------------------------------------------------------------------------------
             Railroads -- 1.3%
   125,302   Union Pacific Corp.                                  $   21,050,736
                                                                  --------------
             Total Transportation                                 $   34,279,014
--------------------------------------------------------------------------------
             CONSUMER SERVICES -- 1.7%
             Hotels, Resorts & Cruise Lines -- 0.8%
   264,226   Marriott International, Inc.                         $   13,042,195
--------------------------------------------------------------------------------
             Restaurants -- 0.9%
   185,645   Starbucks Corp.                                      $   14,552,712
                                                                  --------------
             Total Consumer Services                              $   27,594,907
--------------------------------------------------------------------------------
             MEDIA -- 5.1%
             Broadcasting -- 0.8%
   213,600   CBS Corp. (Class B)                                  $   13,614,864
--------------------------------------------------------------------------------
             Cable & Satellite -- 1.4%
   446,235   Comcast Corp.                                        $   23,188,602
--------------------------------------------------------------------------------
             Movies & Entertainment -- 2.9%
   422,019   The Walt Disney Co.                                  $   32,242,252
   221,892   Time Warner, Inc.                                        15,470,310
                                                                  --------------
                                                                  $   47,712,562
                                                                  --------------
             Total Media                                          $   84,516,028
--------------------------------------------------------------------------------
             RETAILING -- 5.5%
             Internet Retail -- 1.4%
    59,006   Amazon.com, Inc.*                                    $   23,531,003
--------------------------------------------------------------------------------
             Department Stores -- 0.7%
   222,488   Macy's, Inc.                                         $   11,880,859
--------------------------------------------------------------------------------
             Apparel Retail -- 1.2%
   260,990   Ross Stores, Inc.                                    $   19,555,981
--------------------------------------------------------------------------------
             Home Improvement Retail -- 1.6%
   548,171   Lowe's Companies, Inc.                               $   27,161,873
--------------------------------------------------------------------------------
             Specialty Stores -- 0.6%
   159,300   Dick's Sporting Goods, Inc.                          $    9,255,330
                                                                  --------------
             Total Retailing                                      $   91,385,046
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.0%
             Drug Retail -- 1.4%
   321,408   CVS Caremark Corp.                                   $   23,003,171
--------------------------------------------------------------------------------
             Food Retail -- 0.6%
   173,600   Whole Foods Market, Inc.                             $   10,039,288
                                                                  --------------
             Total Food & Staples Retailing                       $   33,042,459
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Annual Report | 12/31/13

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.5%
             Soft Drinks -- 1.5%
   293,680   PepsiCo, Inc.                                        $   24,357,819
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 3.0%
   431,485   Campbell Soup Co.                                    $   18,674,671
   260,180   Green Mountain Coffee Roasters, Inc.*                    19,664,404
   122,073   The Hershey Co.                                          11,869,158
                                                                  --------------
                                                                  $   50,208,233
--------------------------------------------------------------------------------
             Tobacco -- 1.0%
   455,219   Altria Group, Inc.                                   $   17,475,857
                                                                  --------------
             Total Food, Beverage & Tobacco                       $   92,041,909
--------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 1.8%
             Household Products -- 0.7%
   196,604   Colgate-Palmolive Co.                                $   12,820,547
--------------------------------------------------------------------------------
             Personal Products -- 1.1%
   238,047   The Estee Lauder Companies, Inc.                     $   17,929,700
                                                                  --------------
             Total Household & Personal Products                  $   30,750,247
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
             Health Care Equipment -- 0.7%
   166,245   Covidien Plc                                         $   11,321,284
--------------------------------------------------------------------------------
             Health Care Distributors -- 0.9%
   225,989   Cardinal Health, Inc.                                $   15,098,325
--------------------------------------------------------------------------------
             Health Care Services -- 1.6%
   141,962   DaVita HealthCare Partners, Inc.*                    $    8,996,132
   247,994   Express Scripts Holding Co.*                             17,419,099
                                                                  --------------
                                                                  $   26,415,231
--------------------------------------------------------------------------------
             Managed Health Care -- 1.4%
   181,890   Aetna, Inc.                                          $   12,475,835
   110,769   Humana, Inc.                                             11,433,576
                                                                  --------------
                                                                  $   23,909,411
                                                                  --------------
             Total Health Care Equipment & Services               $   76,744,251
--------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
             SCIENCES -- 9.9%
             Biotechnology -- 3.5%
   107,167   Celgene Corp.*                                       $   18,106,936
   376,496   Gilead Sciences, Inc.*                                   28,293,674
   161,208   Vertex Pharmaceuticals, Inc.*                            11,977,754
                                                                  --------------
                                                                  $   58,378,364
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 19

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             Pharmaceuticals -- 6.4%
   141,013   Actavis Plc*                                         $   23,690,184
   120,850   AstraZeneca Plc (A.D.R.)                                  7,174,864
   434,518   Johnson & Johnson, Inc.                                  39,797,504
 1,139,657   Pfizer, Inc.                                             34,907,694
                                                                  --------------
                                                                  $  105,570,246
                                                                  --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences $  163,948,610
--------------------------------------------------------------------------------
             BANKS -- 4.3%
             Regional Banks -- 4.3%
   366,200   BB&T Corp.                                           $   13,666,584
         1   First Horizon National Corp.                                     12
   860,820   KeyCorp                                                  11,552,204
 1,578,500   Regions Financial Corp.                                  15,611,365
   392,464   The PNC Financial Services Group, Inc.                   30,447,357
                                                                  --------------
                                                                  $   71,277,522
                                                                  --------------
             Total Banks                                          $   71,277,522
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 8.6%
             Other Diversified Financial Services -- 2.5%
   777,432   Citigroup, Inc.                                      $   40,511,982
--------------------------------------------------------------------------------
             Specialized Finance -- 0.6%
   245,100   The NASDAQ OMX Group, Inc.                           $    9,754,980
--------------------------------------------------------------------------------
             Consumer Finance -- 0.8%
   247,765   Discover Financial Services, Inc.                    $   13,862,452
--------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 2.0%
    62,500   Affiliated Managers Group, Inc.*                     $   13,555,000
   310,093   The Carlyle Group LP                                     11,045,513
   249,443   Walter Investment Management Corp.*                       8,820,304
                                                                  --------------
                                                                  $   33,420,817
--------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 2.7%
   851,600   Morgan Stanley Co.                                   $   26,706,176
   103,388   The Goldman Sachs Group, Inc.                            18,326,557
                                                                  --------------
                                                                  $   45,032,733
                                                                  --------------
             Total Diversified Financials                         $  142,582,964
--------------------------------------------------------------------------------
             INSURANCE -- 3.5%
             Life & Health Insurance -- 1.0%
   242,578   Aflac, Inc.                                          $   16,204,210
--------------------------------------------------------------------------------
             Multi-line Insurance -- 0.8%
   361,600   Hartford Financial Services Group, Inc.              $   13,100,768
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Annual Report | 12/31/13

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             Property & Casualty Insurance -- 1.7%
   155,898   ACE, Ltd.                                            $   16,140,120
   221,063   The Allstate Corp.                                       12,056,776
                                                                  --------------
                                                                  $   28,196,896
                                                                  --------------
             Total Insurance                                      $   57,501,874
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 10.4%
             Internet Software & Services -- 5.8%
   274,000   eBay, Inc.*                                          $   15,039,860
    48,026   Google, Inc.*                                            53,823,218
   693,932   Yahoo!, Inc.*                                            28,062,610
                                                                  --------------
                                                                  $   96,925,688
--------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.7%
   125,040   Visa, Inc.                                           $   27,843,907
--------------------------------------------------------------------------------
             Systems Software -- 2.9%
 1,265,412   Microsoft Corp.                                      $   47,364,371
                                                                  --------------
             Total Software & Services                            $  172,133,966
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 6.8%
             Communications Equipment -- 1.0%
   185,902   F5 Networks, Inc.*                                   $   16,891,056
--------------------------------------------------------------------------------
             Computer Hardware -- 4.3%
   127,454   Apple, Inc.                                          $   71,515,717
--------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 1.5%
   988,620   EMC Corp.                                            $   24,863,793
                                                                  --------------
             Total Technology Hardware & Equipment                $  113,270,566
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
             Semiconductors -- 1.3%
   186,404   Analog Devices, Inc.                                 $    9,493,556
   280,358   Xilinx, Inc.                                             12,874,039
                                                                  --------------
                                                                  $   22,367,595
                                                                  --------------
             Total Semiconductors & Semiconductor Equipment       $   22,367,595
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.4%
             Integrated Telecommunication Services -- 1.5%
   508,846   Verizon Communications, Inc.                         $   25,004,692
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 21

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             Wireless Telecommunication Services -- 0.9%
   369,600   Vodafone Group Plc (A.D.R.)                          $   14,528,976
                                                                  --------------
             Total Telecommunication Services                     $   39,533,668
--------------------------------------------------------------------------------
             UTILITIES -- 2.6%
             Electric Utilities -- 1.5%
   262,029   American Electric Power Co., Inc.                    $   12,247,235
   146,370   NextEra Energy, Inc.                                     12,532,199
                                                                  --------------
                                                                  $   24,779,434
--------------------------------------------------------------------------------
             Multi-Utilities -- 1.1%
   491,870   Ameren Corp.                                         $   17,786,019
                                                                  --------------
             Total Utilities                                      $   42,565,453
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $1,349,011,276)                                $1,648,883,213
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.4%
             (Cost $1,349,011,276) (a)                            $1,648,883,213
--------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.6%                   $   10,334,209
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                           $1,659,217,422
================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

+         Amount rounds to less than 0.1%.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,352,553,555 was as follows:

            Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost               $299,356,230
            Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                 (3,026,572)
                                                                             -------------
            Net unrealized appreciation                                      $296,329,658
                                                                             =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $575,187,850 and $652,060,951, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Annual Report | 12/31/13

The following is a summary of the inputs used as of December 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                           Level 1           Level 2    Level 3   Total
--------------------------------------------------------------------------------
Common Stocks              $1,648,883,213    $ --       $ --      $1,648,883,213
--------------------------------------------------------------------------------
    Total                  $1,648,883,213    $ --       $ --      $1,648,883,213
================================================================================

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 23

Statement of Assets and Liabilities | 12/31/13

ASSETS:
  Investment in securities (cost $1,349,011,276)                $1,648,883,213
  Cash                                                              15,680,753
  Foreign currencies, at value (cost $2,956)                             2,972
  Receivables --
     Investment securities sold                                      6,292,661
     Fund shares sold                                                   99,982
     Dividends                                                       1,987,188
  Other                                                                 15,306
-------------------------------------------------------------------------------
        Total assets                                            $1,672,962,075
===============================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                            $   12,233,493
     Fund shares repurchased                                           732,953
     Dividends                                                          67,668
  Due to Pioneer Investment Management, Inc.                             5,056
  Due to affiliates                                                    466,169
  Accrued expenses                                                     239,314
-------------------------------------------------------------------------------
        Total liabilities                                       $   13,744,653
===============================================================================
NET ASSETS:
  Paid-in capital                                               $1,745,983,992
  Undistributed net investment income                                  232,572
  Accumulated net realized loss on investments and foreign
     currency transactions                                        (386,871,095)
  Net unrealized appreciation on investments                       299,871,937
  Net unrealized appreciation on other assets and liabilities
     denominated in foreign currencies                                      16
-------------------------------------------------------------------------------
        Total net assets                                        $1,659,217,422
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,585,294,123/100,948,143 shares)          $        15.70
  Class B (based on $2,999,473/209,453 shares)                  $        14.32
  Class C (based on $11,111,555/782,832 shares)                 $        14.19
  Class Y (based on $59,812,271/3,774,741 shares)               $        15.85
MAXIMUM OFFERING PRICE:
  Class A ($15.70/94.25%)                                       $        16.66
===============================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Annual Report | 12/31/13

Statement of Operations

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,327)        $  15,225,709
  Interest                                                           4,382
-------------------------------------------------------------------------------------------
        Total investment income                                              $  15,230,091
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   4,546,900
  Transfer agent fees
     Class A                                                       638,772
     Class B                                                        13,627
     Class C                                                        10,773
     Class Y                                                         1,095
  Distribution fees
     Class A                                                     2,121,088
     Class B                                                        21,309
     Class C                                                        76,198
  Shareholder communications expense                               739,086
  Administrative reimbursements                                    272,427
  Custodian fees                                                    25,621
  Registration fees                                                191,138
  Professional fees                                                127,619
  Printing expense                                                  94,523
  Fees and expenses of nonaffiliated Trustees                       37,774
  Miscellaneous                                                     10,623
-------------------------------------------------------------------------------------------
        Total expenses                                                       $   8,928,573
        Less fees waived and expenses reimbursed by
           Pioneer Investment Management, Inc.                                      (7,712)
-------------------------------------------------------------------------------------------
        Net expenses                                                         $   8,920,861
-------------------------------------------------------------------------------------------
           Net investment income                                             $   6,309,230
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
     Investments                                             $ 251,084,684
     Other assets and liabilities denominated in
        foreign currencies                                               4   $ 251,084,688
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                             $ (42,801,680)
     Other assets and liabilities denominated in
        foreign currencies                                              16   $ (42,801,664)
-------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                  $ 208,283,024
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $ 214,592,254
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                          Year Ended       Year Ended
                                                          12/31/13         12/31/12
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                     $    6,309,230   $    470,888
Net realized gain on investments and foreign
  currency transactions                                      251,084,688      2,455,304
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions              (42,801,664)     4,478,207
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $  214,592,254   $  7,404,399
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.09* and $0.08* per share, respectively)  $   (5,422,071)  $   (165,303)
     Class C ($0.00* and $0.01* per share, respectively)              --         (4,618)
     Class Y ($0.14* and $0.10* per share, respectively)        (462,355)      (296,423)
----------------------------------------------------------------------------------------
        Total distributions to shareowners                $   (5,884,426)  $   (466,344)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares              $   40,425,981   $ 20,385,338
Shares issued in reorganization                            1,456,910,518             --
Reinvestment of distributions                                  5,188,297        223,399
Cost of shares repurchased                                  (114,662,950)   (15,593,080)
----------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                           $1,387,861,846   $  5,015,657
----------------------------------------------------------------------------------------
     Net increase in net assets                           $1,596,569,674   $ 11,953,712
NET ASSETS:
Beginning of year                                         $   62,647,748   $ 50,694,036
----------------------------------------------------------------------------------------
End of year                                               $1,659,217,422   $ 62,647,748
========================================================================================
Undistributed net investment income                       $      232,572   $      8,715
========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Annual Report | 12/31/13

----------------------------------------------------------------------------------------
                               '13 Shares    '13 Amount        '12 Shares  '12 Amount
----------------------------------------------------------------------------------------
Class A*
Shares sold                      1,531,805   $   21,575,373     902,360    $ 10,720,968
Shares issued in
   reorganization              104,128,727    1,440,920,816          --              --
Reinvestment of distributions      324,881        5,078,946      12,293         148,549
Less shares repurchased         (7,019,110)    (101,470,474)   (436,926)     (5,137,526)
----------------------------------------------------------------------------------------
      Net increase              98,966,303   $1,366,104,661     477,727    $  5,731,991
========================================================================================
Class B*
Shares sold or exchanged            11,081   $      136,434      59,812    $    624,254
Shares issued in
   reorganization                  179,044        2,266,334          --              --
Less shares repurchased            (86,727)      (1,090,017)   (169,153)     (1,848,710)
----------------------------------------------------------------------------------------
      Net increase                 103,398   $    1,312,751    (109,341)   $ (1,224,456)
========================================================================================
Class C*
Shares sold                        181,450   $    2,280,382     250,499    $  2,655,935
Shares issued in
   reorganization                  388,889        4,870,847          --              --
Reinvestment of distributions           --              206         365           3,987
Less shares repurchased           (125,491)      (1,610,723)   (102,519)     (1,112,254)
----------------------------------------------------------------------------------------
      Net increase                 444,848   $    5,540,712     148,345    $  1,547,668
========================================================================================
Class Y*
Shares sold                      1,095,403   $   16,433,792     532,676    $  6,384,181
Shares issued in
   reorganization                  634,124        8,852,521          --              --
Reinvestment of distributions        7,172          109,145       5,812          70,863
Less shares repurchased           (745,827)     (10,491,736)   (635,282)     (7,494,590)
----------------------------------------------------------------------------------------
      Net increase                 990,872   $   14,903,722     (96,794)   $ (1,039,546)
========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             12/31/13(a)  12/31/12(a)  12/31/11(a)  12/31/10(a)  12/31/09(a)
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    12.06   $ 10.61      $ 10.57      $  9.19      $  7.20
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.10   $  0.08      $  0.06      $  0.06      $  0.07
   Net realized and unrealized gain (loss) on investments          3.63      1.45         0.05         1.38         2.02
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     3.73   $  1.53      $  0.11      $  1.44      $  2.09
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.09)  $ (0.08)     $ (0.07)     $ (0.06)     $ (0.10)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     3.64   $  1.45      $  0.04      $  1.38      $  1.99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    15.70   $ 12.06      $ 10.61      $ 10.57      $  9.19
============================================================================================================================
Total return*                                                     31.02%    14.51%        0.97%       15.58%       29.11%
Ratio of net expenses to average net assets                        0.99%     1.25%        1.25%        1.25%        1.25%
Ratio of net investment income to average net assets               0.70%     0.76%        0.59%        0.56%        0.90%
Portfolio turnover rate                                              67%       59%          57%          57%          90%
Net assets, end of period (in thousands)                     $1,585,294   $23,907      $15,957      $13,890      $13,866
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.99%     1.59%        1.55%        1.53%        1.62%
   Net investment income                                           0.70%     0.42%        0.29%        0.28%        0.53%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

The accompanying notes are an integral part of these financial statements.


28 Pioneer Core Equity Fund | Annual Report | 12/31/13

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             12/31/13(d)  12/31/12(d)  12/31/11(d)  12/31/10(d)  12/31/09(d)
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 11.04      $  9.73      $  9.72      $  8.49      $ 6.64
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.04)(b)  $ (0.03)(b)  $ (0.04)     $ (0.03)       0.00(a)
   Net realized and unrealized gain (loss) on investments       3.32         1.34         0.05         1.26        1.86
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.28      $  1.31      $  0.01      $  1.23      $ 1.86
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    --(c)   $    --(c)   $    --(c)   $    --(c)   $(0.01)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.28      $  1.31      $  0.01      $  1.23      $ 1.85
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.32      $ 11.04      $  9.73      $  9.72      $ 8.49
==========================================================================================================================
Total return*                                                  29.73%       13.42%        0.11%       14.49%      27.98%
Ratio of net expenses to average net assets                     2.15%        2.15%        2.15%        2.15%       2.15%
Ratio of net investment income (loss) to average net assets    (0.42)%      (0.22)%      (0.36)%      (0.36)%      0.03%
Portfolio turnover rate                                           67%          59%          57%          57%         90%
Net assets, end of period (in thousands)                     $ 2,999      $ 1,171      $ 2,097      $ 3,434      $4,453
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.51%        2.58%        2.52%        2.47%       2.54%
   Net investment loss                                         (0.78)%      (0.65)%      (0.73)%      (0.68)%     (0.36)%
==========================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(c) Dividends and or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class shares of other Pioneer Funds, as permitted by existing exchange privileges.

(d) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 29

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year         Year         Year         Year
                                                             Ended         Ended        Ended        Ended        Ended
                                                             12/31/13(c)   12/31/12(c)  12/31/11(c)  12/31/10(c)  12/31/09(c)
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.93      $  9.65      $   9.64     $   8.42     $  6.61
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.02)(b)  $ (0.01)(b)  $  (0.03)    $  (0.03)       0.00(a)
   Net realized and unrealized gain (loss) on investments        3.28         1.30          0.04         1.25        1.84
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   3.26      $  1.29      $   0.01     $   1.22     $  1.84
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --      $ (0.01)     $     --     $     --     $ (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   3.26      $  1.28      $   0.01     $   1.22     $  1.81
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  14.19      $ 10.93      $   9.65     $   9.64     $  8.42
=============================================================================================================================
Total return*                                                   29.81%       13.37%         0.11%       14.52%      27.93%
Ratio of net expenses to average net assets                      1.92%        2.15%         2.15%        2.15%       2.15%
Ratio of net investment income (loss) to average net assets     (0.17)%      (0.14)%       (0.32)%      (0.33)%      0.01%
Portfolio turnover rate                                            67%          59%           57%          57%         90%
Net assets, end of period (in thousands)                     $ 11,112      $ 3,695      $  1,829     $  1,630     $ 1,422
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.92%        2.31%         2.35%        2.38%       2.50%
   Net investment income (loss)                                 (0.17)%      (0.30)%       (0.52)%      (0.56)%     (0.34)%
=============================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(c) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges ere taken into account.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Core Equity Fund | Annual Report | 12/31/13

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             12/31/13(a)  12/31/12(a)  12/31/11(a)  12/31/10(a)  12/31/09(a)
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 12.17      $ 10.69      $ 10.66      $  9.27      $  7.25
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.14      $  0.11      $  0.10      $  0.09      $  0.13
   Net realized and unrealized gain (loss) on investments       3.68         1.47         0.03         1.39         2.01
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.82      $  1.58      $  0.13      $  1.48      $  2.14
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.14)     $ (0.10)     $ (0.10)     $ (0.09)     $ (0.12)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.68      $  1.48      $  0.03      $  1.39      $  2.02
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.85      $ 12.17      $ 10.69      $ 10.66      $  9.27
============================================================================================================================
Total return*                                                  31.49%       14.81%        1.20%       15.89%       29.46%
Ratio of net expenses to average net assets                     0.75%        1.02%        0.97%        0.96%        0.97%
Ratio of net investment income to average net assets            1.01%        0.97%        0.81%        0.86%        1.22%
Portfolio turnover rate                                           67%          59%          57%          57%          90%
Net assets, end of period (in thousands)                     $59,812      $33,875      $30,811      $47,810      $44,744
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.75%        1.02%        0.97%        0.96%        0.97%
   Net investment income                                        1.01%        0.97%        0.81%        0.86%        1.22%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 31

Notes to Financial Statements | 12/31/13

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Research Fund on June 7, 2013. Pioneer Research Fund was the accounting survivor of the reorganization. Accordingly, Pioneer Research Fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

32 Pioneer Core Equity Fund | Annual Report | 12/31/13 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 33

    At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of December 31, 2013.

34 Pioneer Core Equity Fund | Annual Report | 12/31/13

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Fund reclassified $3 to increase undistributed net investment income and $3 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

    At December 31, 2013, the Fund had a net capital loss carryforward of $383,251,299, of which the following amounts will expire between 2016 and 2017 if not utilized: $63,705,837 in 2016 and $319,545,462 in 2017.

    During the year ended December 31, 2013, a capital loss carryforward of $52,792,975 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the year ended December 31, 2013 and December 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                        2013                2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $5,884,426            $466,344
    ----------------------------------------------------------------------------
         Total                                    $5,884,426            $466,344
    ============================================================================

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 35

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $     155,055
    Capital loss carryforward                                     (383,251,299)
    Net unrealized appreciation                                    296,329,674
    ----------------------------------------------------------------------------
         Total                                                   $ (86,766,570)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $62,264 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Core Equity Fund | Annual Report | 12/31/13

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. Prior to June 7, 2013, the Fund paid a basic management fee that was calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% of the next $5 billion and 0.55% on the excess over $10 billion. The basic fee increased or decreased by a maximum of 0.10%, based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison was made for a rolling 36-month period. Prior to June 7, 2013, the Pioneer Research Fund (the accounting survivor of the reorganization) paid a management fee that was calculated daily at the annual rate of 0.65% of such fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended December 31, 2013, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended December 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $113,910 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $706,805
Class B                                                                    4,660
Class C                                                                    8,976
Class Y                                                                   15,645
--------------------------------------------------------------------------------
  Total                                                                 $739,086
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $307,547 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,712 in distribution fees payable to PFD at December 31, 2013.

38 Pioneer Core Equity Fund | Annual Report | 12/31/13

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2013, CDSC in the amount of $1,949 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), Pioneer Research Fund (the "predecessor fund") was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class B, Class C and Class Y of the predecessor fund received Class A, Class B, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $69,338,811 and an identified cost of $51,739,180 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 39

The following charts shows the details of the reorganization as of the Closing
Date:

--------------------------------------------------------------------------------------------
                                                Pioneer               Pioneer Core
                          Pioneer Value Fund    Research Fund         Equity Fund
                          (Pre-Reorganization)  (Pre-Reorganization)  (Post-Reorganization)
--------------------------------------------------------------------------------------------
Net Assets
Class A                   $1,440,920,816        $28,058,361           $1,468,979,177
Class B                        2,266,334            864,098                3,130,432
Class C                        4,870,847          4,859,909                9,730,756
Class Y                        8,852,521         35,435,343               44,287,864
--------------------------------------------------------------------------------------------
Total Net
 Assets                   $1,456,910,518        $69,217,711           $1,526,128,229
--------------------------------------------------------------------------------------------
Shares
 Outstanding
Class A                      104,128,727          2,027,338*             106,156,065
Class B                          179,044             68,254*                 247,298
Class C                          388,889            387,861*                 776,750
Class Y                          634,124          2,538,345*               3,172,469

--------------------------------------------------------------------------------------------
                          Pre-conversion       Conversion             Post-conversion
                          shares               Ratio*                 shares
--------------------------------------------------------------------------------------------
Class A                        2,270,553             0.8929                2,027,338
Class B                           74,320             0.9184                   68,254
Class C                          415,977             0.9324                  387,861
Class Y                        2,841,872             0.8932                2,538,345

* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.

--------------------------------------------------------------------------------------------
                                                                      Shares issued
                                               Exchange Ratio         in reorganization**
--------------------------------------------------------------------------------------------
Class A                                               1.000              104,128,727
Class B                                               1.000                  179,044
Class C                                               1.000                  388,889
Class Y                                               1.000                  634,124

** Reflects shares issued by the predecessor fund, the accounting survivor, as shown on the Statement of Changes.

--------------------------------------------------------------------------------------------
                                               Unrealized             Accumulated
                                               Appreciation           Gain (Loss) on
                                               on Closing Date        Closing Date
--------------------------------------------------------------------------------------------
Fund                                           $331,284,140           $ (610,173,465)
Predecessor Fund                                 17,599,630              (24,643,957)

40 Pioneer Core Equity Fund | Annual Report | 12/31/13

Assuming the Reorganization had been completed on January 1, 2013, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended December 31, 2013, are as follows:

Net Investment income (loss)                                        $ 21,022,659
Net realized and unrealized gains                                    397,205,093
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $418,227,752
--------------------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2013, the Fund had no borrowings under a credit facility.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of Pioneer Core Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Core Equity Fund (formerly Pioneer Value
Fund) (the "Fund") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Core Equity Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2014

42 Pioneer Core Equity Fund | Annual Report | 12/31/13

ADDITIONAL INFORMATION (unaudited)

The Fund was involved in a litigation matter in Germany that was settled in December 2013. Under the terms of an indemnification agreement, PIM and certain affiliates have agreed to indemnify the Fund in connection with losses and costs related to settling this litigation.




                          Pioneer Core Equity Fund | Annual Report | 12/31/13 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Core Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered

44 Pioneer Core Equity Fund | Annual Report | 12/31/13 the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2013, and in the second quintile for the three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 45

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the first quintile relative to its Strategic Insight peer group for the comparable period, and in the second quintile relative to its Morningstar category for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors,

46 Pioneer Core Equity Fund | Annual Report | 12/31/13 including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Core Equity Fund | Annual Report | 12/31/13

Independent Trustees++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)          Trustee since       Private investor (2004 - 2008 and 2013 -           Director, Broadridge Financial
Chairman of the Board         2006. Serves until  present); Chairman (2008 - 2013) and Chief         Solutions, Inc. (investor
and Trustee                   a successor         Executive Officer (2008 - 2012), Quadriserv, Inc.  communications and securities
                              trustee is elected  (technology products for securities lending        processing provider for
                              or earlier          industry); and Senior Executive Vice President,    financial services industry)
                              retirement or       The Bank of New York (financial and securities     (2009 - present); Director,
                              removal.            services) (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)            Trustee since       Managing Partner, Federal City Capital Advisors    Director of Enterprise
Trustee                       2005. Serves until  (corporate advisory services company) (1997 -      Community Investment, Inc.
                              a successor         2004 and 2008 - present); Interim Chief Executive  (privately held affordable
                              trustee is elected  Officer, Oxford Analytica, Inc. (privately held    housing finance company) (1985
                              or earlier          research and consulting company) (2010);           - 2010); Director of Oxford
                              retirement or       Executive Vice President and Chief Financial       Analytica, Inc. (2008 -
                              removal.            Officer, I-trax, Inc. (publicly traded health      present); Director of The
                                                  care services company) (2004 - 2007); and          Swiss Helvetia Fund, Inc.
                                                  Executive Vice President and Chief Financial       (closed-end fund) (2010 -
                                                  Officer, Pedestal Inc. (internet-based mortgage    present); and Director of New
                                                  trading company) (2000 - 2002)                     York Mortgage Trust (publicly
                                                                                                     traded mortgage REIT) (2004 -
                                                                                                     2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)     Trustee since       William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                       2008. Serves until  Economy, Harvard University (1972 - present)       Funds Investment Trust and
                              a successor                                                            Mellon Institutional Funds
                              trustee is elected                                                     Master Portfolio (oversaw 17
                              or earlier                                                             portfolios in fund complex)
                              retirement or                                                          (1989-2008)
                              removal.
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held with the Fund   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)     Trustee since        Founding Director, Vice President and Corporate    None
Trustee                       2004. Serves until   Secretary, The Winthrop Group, Inc. (consulting
                              a successor          firm) (1982 - present); Desautels Faculty of
                              trustee is elected   Management, McGill University (1999 - present);
                              or earlier           and Manager of Research Operations and
                              retirement or        Organizational Learning, Xerox PARC, Xerox's
                              removal.             advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)      Trustee since        President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                       2004. Serves until   Piret & Company, Inc. (investment banking firm)    Income Fund, Inc. (closed-end
                              a successor          (1981 - present)                                   investment company) (2004 -
                              trustee is elected                                                      present); and member, Board of
                              or earlier                                                              Governors, Investment Company
                              retirement or                                                           Institute (2000 - 2006)
                              removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)          Trustee since        Senior Counsel, Sullivan & Cromwell LLP (law       Director, The Swiss Helvetia
Trustee                       2004. Serves until   firm) (1998 - present); and Partner, Sullivan &    Fund, Inc. (closed-end
                              a successor          Cromwell LLP (prior to 1998)                       investment company) (1995 -
                              trustee is elected                                                      2012); and Director, Invesco,
                              or earlier                                                              Ltd. (formerly AMVESCAP, PLC)
                              retirement or                                                           (investment manager)
                              removal.                                                                (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Core Equity Fund | Annual Report | 12/31/13

Interested Trustee++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held with the Fund    Length of Service    Principal Occupation                                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2007.  Chairman (2013 - present), Director, CEO and          None
Trustee, President and Chief   Serves until a       President of PIM-USA (since February 2007);
Executive Officer              successor trustee    Chairman (2013 - present), Director and President
                               is elected or        of Pioneer and Pioneer Institutional Asset
                               earlier retirement   Management, Inc. (since February 2007); President
                               or removal.          and Chief Executive Officer of all the Pioneer
                                                    Funds (since 2014); Executive Vice President of all
                                                    of the Pioneer Funds (2007 - 2013); Director of
                                                    PGAM (2007 - 2010); Head of New Europe Division,
                                                    PGAM (2000 - 2005); and Head of New Markets
                                                    Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Fund and Mr. Kenneth J. Taubes became an Interested Trustee of the Fund.

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 51

Fund Officers+++

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                        Other Directorships
Position Held with the Fund    Length of Service   Principal Occupation                                  Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)**      Since 2004. Serves  President of all of the Pioneer Funds;                None
President and Chief            at the discretion   Non-Executive Chairman and a Director of Pioneer
Executive Officer***           of the Board.       Investment Management USA Inc. ("PIM-USA") (until
                                                   November 2013); Chairman and a Director of Pioneer
                                                   (until November 2013); Chairman and Director of
                                                   Pioneer Institutional Asset Management, Inc. (until
                                                   November 2013); Director of Pioneer Alternative
                                                   Investment Management Limited (Dublin) (until
                                                   October 2011); President and a Director of Pioneer
                                                   Alternative Investment Management (Bermuda) Limited
                                                   and affiliated funds (until November 2013); Deputy
                                                   Chairman and a Director of Pioneer Global Asset
                                                   Management S.p.A. ("PGAM") (until April 2010);
                                                   Director of Nano-C, Inc. (since 2003); Director of
                                                   Cole Management Inc. (2004 - 2011); Director of
                                                   Fiduciary Counseling, Inc. (until December 2011);
                                                   Trustee of all of the Pioneer Funds (until November
                                                   2013); and Retired Partner, Wilmer Cutler Pickering
                                                   Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)     Since 2004. Serves  Vice President and Associate General Counsel of       None
Secretary and Chief Legal      at the discretion   Pioneer since January 2008; Secretary and Chief
Officer                        of the Board.       Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010; and
                                                   Vice President and Senior Counsel of Pioneer from
                                                   July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves  Fund Governance Director of Pioneer since December    None
Assistant Secretary            at the discretion   2006 and Assistant Secretary of all the Pioneer
                               of the Board.       Funds since June 2010; Manager - Fund Governance of
                                                   Pioneer from December 2003 to November 2006; and
                                                   Senior Paralegal of Pioneer from January 2000 to
                                                   November 2003.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)              Since 2010. Serves  Counsel of Pioneer since June 2007 and Assistant      None
Assistant Secretary            at the discretion   Secretary of all the Pioneer Funds since June 2010;
                               of the Board.       and Vice President and Counsel at State Street Bank
                                                   from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Fund effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Fund effective
    January 28, 2014.

52 Pioneer Core Equity Fund | Annual Report | 12/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                        Other Directorships
Position Held with the Fund    Length of Service   Principal Occupation                                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)           Since 2008. Serves  Vice President - Fund Treasury of Pioneer;            None
Treasurer and Chief            at the discretion   Treasurer of all of the Pioneer Funds since March
Financial and Accounting       of the Board.       2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Fund                                to February 2008; and Assistant Treasurer of all of
                                                   the Pioneer Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2004. Serves  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer            at the discretion   Treasurer of all of the Pioneer Funds
                               of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2004. Serves  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer            at the discretion   and Assistant Treasurer of all of the Pioneer Funds
                               of the Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)          Since 2009. Serves  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer            at the discretion   Pioneer since November 2008; Assistant Treasurer of
                               of the Board.       all of the Pioneer Funds since January 2009; and
                                                   Client Service Manager - Institutional Investor
                                                   Services at State Street Bank from March 2003 to
                                                   March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2010. Serves  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer       at the discretion   Pioneer Funds since March 2010; Director of Adviser
                               of the Board.       and Portfolio Compliance at Pioneer since October
                                                   2005; and Senior Compliance Officer for Columbia
                                                   Management Advisers, Inc. from October 2003 to
                                                   October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2006. Serves  Director - Transfer Agency Compliance of Pioneer      None
Anti-Money Laundering Officer  at the discretion   and Anti-Money Laundering Officer of all the
                               of the Board.       Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/13 53

                           This page for your notes.


54 Pioneer Core Equity Fund | Annual Report | 12/31/13

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                          Pioneer Core Equity Fund | Annual Report | 12/31/13 55

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56 Pioneer Core Equity Fund | Annual Report | 12/31/13

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                          Pioneer Core Equity Fund | Annual Report | 12/31/13 57

                           This page for your notes.


58 Pioneer Core Equity Fund | Annual Report | 12/31/13

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                          Pioneer Core Equity Fund | Annual Report | 12/31/13 59

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60 Pioneer Core Equity Fund | Annual Report | 12/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 18630-08-0214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust XI:
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $30,187 in 2012 and $30,187 in 2012.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XI:
Audit-Related Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2013 and 2012.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XI:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XI:
Other Fees
There were no audit-related and other services provided to the Fund during the fiscal years ended December 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's auditcommittee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2014

* Print the name and title of each signing officer under his or her signature.